EXHIBIT 24.1


                     CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Hasbro, Inc.



We consent to the use of our reports included in or incorporated by reference in the Hasbro, Inc. Annual Report on Form 10-K for the fiscal year ended December 29, 1996, which is incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.


                                          /s/ KPMG PEAT MARWICK LLP
                                          KPMG PEAT MARWICK LLP


Providence, Rhode Island
January 9, 1998